Press Release

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN INCOME CREDIT STRATEGIES FUND ANNOUNCES

FINAL RESULTS OF ITS RIGHTS OFFERING

(Philadelphia, June 17, 2021) — Aberdeen Income Credit Strategies Fund (NYSE: ACP) (the “Fund”), a closed-end fund, announced today the successful completion of its transferable rights offering (the “Offer”). The Offer commenced on May 20, 2021 and expired on June 16, 2021 (the “Expiration Date”).

The Offer entitled rights holders to subscribe for up to an aggregate of 5,812,247 of the Fund’s common shares of beneficial interest, par value $0.001 per share (“Common Shares”). The final subscription price was $10.20 per Common Share and was determined based upon a formula equal to 92.5% of the average of the last reported sales price of a Common Share on the New York Stock Exchange (“NYSE”) on the Expiration Date and each of the four (4) preceding trading days The Offer was over-subscribed. The gross proceeds of the Offer are expected to be approximately $60 million (including oversubscription requests and notices of guaranteed delivery). Approximately 64% of the Common Shares were subscribed for in the primary subscription and the remaining shares were subscribed for pursuant to the over-subscription privilege.

The over-subscription requests exceeded the over-subscription shares available. As a result, the available oversubscription shares will be allocated pro rata among those fully exercising record date shareholders who oversubscribed based on the number of Rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments.

The Common Shares subscribed for will be issued after completion of the pro rata allocation of the over-subscription shares and receipt of all shareholder payments. The Common Shares are expected to be issued on or about June 23, 2021.

*              *              *

This communication is not an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale is not permitted.

The Fund is managed and advised by Aberdeen Asset Managers Limited. The Fund’s Common Shares trade on the NYSE under the symbol “ACP”.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers:  Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenacp.com

# # #

2